UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 10, 2005
                                                           ------------

                               INFOCROSSING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; retention of customers; the Company's dependence upon third-party suppliers; retention of customers; intellectual property rights; difficulties with the integration of Infocrossing West, Inc. f/k/a ITO Acquisition Corporation d/b/a Systems Management Specialists and Infocrossing Healthcare Services, Inc. and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 2.01     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2005, the Company announced its results of operations and financial condition for the quarter ended March 31, 2005 by means of the press release attached hereto as exhibit 99.

The Company also announced a conference call for investors and analysts on Tuesday May 10, 2005 at 4:30 p.m. EDT to discuss results for the Company's first quarter of 2005. The call-in number for the live audio call is 1-973-409-9259. A live web cast of the conference call will also be available on Infocrossing's website at http://www.infocrossing.com. An audio replay of the conference call will be available from 6:30 p.m. EDT on Tuesday, May 10, 2005, for seven days at 973-341-3080. The pass code for the replay is 5984285. A webcast of the conference call will be available for 30 days following the call at http://www.infocrossing.com.

ITEM 7.01     REGULATION FD DISCLOSURE

In the press release noted above, the Company also provided the following guidance for the second quarter ending June 30, 2005 and the year ending December 31, 2005:

The Company's previously issued fiscal 2005 projections of revenue of $167.0 to $170.0 million; net income of $18.2 to $18.8 million; and EPS of $0.72 to $0.74 remains unchanged.

For the second quarter of fiscal 2005, the Company expects revenue of approximately $37.5 million, net income of approximately $2.4 million; EPS of approximately $0.11; and fully diluted shares of approximately 27.3 million shares.


ITEM 9.01(c)

EXHIBITS.

        99     Press release of the Company dated May 10, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  May 10, 2005                      By:   /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP-Finance, CFO & Treasurer